Exhibit 10.1

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

Dated as of October 27, 2021

THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is made as of May 3, 2022 (the “Effective Date”), by and between Talos Victory Fund, LLC, a Delaware limited liability company (the “Investor”), and Wetouch Technology Inc. a Nevada corporation (the “Company,” with the Investor, each individually referred to herein as a “Party” and together as the “Parties”).

WHEREAS, the Parties entered into a Registration Rights Agreement dated as of October 27, 2021 (the “Registration Rights Agreement”);

WHEREAS, the Parties have agreed to extend the number of days the Company shall have in order to cause the Registration Statement to become effective pursuant to Section 2.a. of the Registration Rights Agreement; and

WHEREAS, the Investor and the Company desire to amend the Registration Rights Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement.

2. Section 2.a. of the Registration Rights Agreement is hereby deleted in its entirety and the following provision shall be inserted in place thereof:

“Mandatory Registration. The Company shall, within sixty (60) calendar days from the date of this Agreement, file with the SEC an initial Registration Statement covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Investor, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), subject to the aggregate number of authorized shares of the Company’s Common Stock then available for issuance in its Certificate of Incorporation. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all reasonable comments. The Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date (in any event within one hundred fifty (150) calendar days from the date hereof), provided, however, the Company shall have the right to extend such one hundred fifty (150) calendar days indicated herein with notice and repayment of the Extension Repayment (as defined in the Note and any amendments thereof) for each Extension (as defined in the Note and any amendment thereof). The Company shall keep the Registration Statement effective, including but not limited to pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Investor of all of the Registrable Securities covered thereby at all times until the date on which the Investor shall have sold all the Registrable Securities covered thereby (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

3. Except as specifically amended hereby, the Registration Rights Agreement shall remain in full force and effect and all other terms of the Registration Rights Agreement shall remain unchanged. To the extent any provision of the Registration Rights Agreement is inconsistent with this Amendment, this Amendment shall control.

(Signature Page to Follow)

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:
Wetouch Technology Inc.

/s/Zongyi Lian
Name:	Zongyi Lian
Title:	Chief Executive Officer

Agreed to and accepted by
INVESTOR: Talos Victory Fund, LLC

/s/Thomas Silverman
Name:	Thomas Silverman
Title:	Member

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